Cincinnati Bell First Quarter 2012 Results May 3, 2012

2 2 Today’s Agenda Performance Highlights Jack Cassidy, President & Chief Executive Officer Review of Cincinnati Bell Communications Ted Torbeck, President, Cincinnati Bell Communications Review of CyrusOne Gary Wojtaszek, President, CyrusOne Financial Overview Kurt Freyberger, Chief Financial Officer Question & Answer Cincinnati Bell Management Team

3 3 Safe Harbor This presentation and the documents incorporated by reference herein contain forward- looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward- looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 4 Non GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow and diluted earnings per share before special items. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, free cash flow and diluted earnings per share before special items (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Jack Cassidy President and CEO

6 6 2012 1st Quarter Highlights – Great start to kick-off 2012 Net revenue in the first quarter was $363 million, 1% higher than 2011 Generated strong Adjusted EBITDA of $139 million, a decrease of 3% from Q1 2011 and up 5% sequentially Continued investment in Data Center Colocation yields growth of 21% for revenue and 20% for Adjusted EBITDA Strong Adjusted EBITDA margins of 49% and 37% generated by legacy Wireline and Wireless businesses, respectively • Data Center and Fioptics year-over-year growth in revenue and Adjusted EBITDA offsets access line loss, wireless subscriber losses and $2M mark-to- market charge - MTM charge resulted from 33% increase in stock price during Q1 • Adjusted EBITDA increased $7 million sequentially • Constructed 43,000 sq feet of new data center space during the quarter and sold 15,000 sq feet, maintaining high utilization of 85% • Wireline maintains industry leading Adjusted EBITDA margin of 49% and Wireless Adjusted EBITDA margin in the quarter is the highest since 2004

7 7 Q1 2012 Year over Year Change in Revenue Data Center Colocation continues its strong growth trend $9 million or 21% increase in Data Center Colocation • Utilized data center square footage increased by 17% $3 million or 4% increase in IT Services and Hardware ($1 million) decrease in Wireline • Revenue growth from Fioptics and enterprise offsets continued access line losses and home security business sold in 2011 ($8 million) decrease in Wireless • Decline in total subscriber base is partially mitigated by postpaid ARPU growth ($’s in millions) $361 $363 ($1) ($8) $3 $9 ($1) Q1 2011 Wireline Wireless IT Svcs & HW DC Colocation Eliminations Q1 2012

8 8 Q1 2012 Year over Year Change in Adjusted EBITDA $5 million increase in Data Center Colocation • Driven by new sales from added capacity ($1 million) decrease in Wireline • Cost management initiatives continue to have a favorable impact on Adjusted EBITDA, more than offset by lower revenue ($3 million) decrease in Wireless • 11% decline in total subscriber base year over year is partially offset by cost reductions ($3 million) increase in Corporate expenses • $2M increase in mark-to-market expense on comp plans related to our 33% increase in stock price ($1 million) decrease in IT Services and Hardware ($’s in millions) $142 $139 ($1) ($3) ($1) $5 ($3) Q1 2011 Wireline Wireless IT Svcs and HW DC Colocation Corporate Q1 2012

Ted Torbeck Cincinnati Bell Communications, President

10 10 Wireline Performance ($’s in millions) Revenue Adj. EBITDA Adj. EBITDA Margin Wireline Revenue and Adjusted EBITDA High Adjusted EBITDA margin of 49% • Revenue and Adjusted EBITDA are comparable to Q1 2011 despite continued loss of access lines • Fioptics revenue in the quarter was $15 million, up 47% from Q1 2011, mitigating lower voice revenues Generated strong Adjusted EBITDA of $89 million in the quarter • Access line losses drive $7M decline in voice revenue • Fioptics growth contributed EBITDA increase of $2M • Sourcing savings help to offset growth and other costs $184 $185 $183 $180 $182 $90 $90 $87 $88 $89 49% 49% 48% 49% 49% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 $90 $89 ($7) $8 $3 ($5) 011 Voice Revenue Revenue from Entertainment, Data & VoIP Sourcing Savings Growth Costs and Other Q1 2012 Wireline Adjusted EBITDA Year over Year Changes

11 Fioptics Activity Q1 2012 Fioptics subscribers • 147K units now passed; added 13K in Q1 • 43K entertainment subs; added 3K in Q1 • 43K internet subs; added 4K in Q1 • 32K voice subs; added 3K in Q1 Churn for entertainment subscribers was 2.4% in the quarter, comparable to Q1 2011 • Churn rate is reasonable given the mix of single family and apartment units Fioptics consumer monthly ARPU was $127, up from $117 in Q1 2011 11 31 34 38 40 43 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Total Entertainment Subscribers (in thousands) Fioptics offering well received by customers, with a 29% penetration rate of total units passed

12 228 225 222 218 214 31 33 37 39 43 259 258 259 257 257 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Fioptics (Including Cable) DSL (1) (4) (3) (4) (4) 4 3 4 2 4 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 DSL Net Adds Fioptics Net Adds High-Speed Internet Net Adds 12 High-Speed Internet Subscriber Activity Added 4K Fioptics high-speed internet subscribers during the quarter, fully offsetting DSL losses 41% growth in Fioptics high-speed internet subs since Q1 2011 Churn of high-speed internet subscribers continues to be less than 2% (In thousands) 3 (1) 1 (2) High-Speed Internet Customers (DSL & Fioptics) -

13 Access Line Loss – Consumer & Business Year over year total access line loss of 8.3% • Reduced activities in low-margin Dayton CLEC markets • 8.3% in-territory access line loss, compared to 8.0% at end of 2011 VoIP access line equivalents increased 15% year over year Access line churn of 1.3% in the quarter is consistent with Q1 2011 13 (In thousands) (9) (11) (11) (10) (10) (2) (2) (4) (4) (3) (11) (13) (15) (14) (13) Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Access Line Net Adds Consumer Net Adds Business Net Adds

14 14 Wireless Performance Revenue Adj. EBITDA Adj. EBITDA Margin Wireless Revenue & Adjusted EBITDA Continued focus on maximizing cash flows and profitability • Adjusted EBITDA margin of 37% in the quarter Competitive environment expected to continue into the foreseeable future Postpaid churn in the quarter was 2.2%, compared to 2.4% in Q4 2011 and 2.1% in Q1 2011 342 331 322 311 298 162 156 150 148 148 504 487 472 459 446 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Prepaid Postpaid Wireless Customers (In thousands) $71 $70 $68 $68 $64 $26 $24 $20 $19 $24 37% 34% 29% 28% 37% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 ($’s in millions)

15 15 Postpaid ARPU and Smartphone Customers Postpaid data ARPU continues to trend upwards • Data ARPU is up 21% compared to Q1 2011 • Voice ARPU has been declining over the past 4 quarters, but higher data ARPU continues to provide stability to total postpaid ARPU Smartphone subscribers continue to drive increase in data ARPU • Total smartphone subscriber base has grown by 15% year over year • Postpaid smartphone penetration now at 35% of total postpaid subscriber base, up from 28% at Q1 2011 • Prepaid smartphone subscribers of 22K have grown 65% since Q1 2011 $35.57 $36.02 $35.47 $35.02 $34.64 $13.33 $14.72 $14.89 $15.30 $16.18 $48.90 $50.74 $50.36 $50.32 $50.82 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Voice Data Postpaid ARPU 97 98 103 106 104 14 15 17 19 22 111 113 120 125 126 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Po tpaid Prepaid Smartphone Customers (In thousands)

16 16 Prepaid Wireless Prepaid subscribers decreased 8% from Q1 2011 Prepaid ARPU is down 3% compared to Q1 2011, but is stable compared to the 2 immediately preceding quarters • Sustained competitive environment continues to put pressure on voice ARPU • Prepaid data ARPU increased 10% year over year, helping to offset decline in prepaid voice ARPU $14.2 $13.3 $13.0 $12.7 $12.7 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Prepaid Service Revenue ($’s in millions) $29.52 $27.71 $28.48 $28.58 $28.53 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Prepaid ARPU

17 17 ($’s in millions) IT Services and Hardware Revenue in the quarter increased 4% from prior year • Revenue from Managed and Professional Services increased $6 million, or 26%, from 2011 • Telecom & IT Equipment sales were 6% lower compared to same period in 2011 Adjusted EBITDA of $4 million decreased by $1 million compared to Q1 2011 $70 $76 $79 $76 $73 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Revenue $5 $4 $6 $5 $4 8% 5% 8% 6% 6% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Adjusted EBITDA Adj. EBITDA Adj. EBITDA Margin

Gary Wojtaszek President of CyrusOne

19 19 Revenue and Adjusted EBITDA increased 21% and 20%, respectively, from Q1 2011 • 22% increase in data center space Adjusted EBITDA margin of 55% was consistent with Q1 2011 Data Center Colocation Performance ($ in millions) Data Center Colocation Revenue and Adjusted EBITDA Revenue Adj. EBITDA Adj. EBITDA Margin $43 $45 $47 $49 $53 $24 $26 $25 $27 $29 55% 57% 53% 56% 55% Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

20 591 600 630 673 688 68 69 106 90 118 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Data Center Utilization Update Data Center Capacity At Quarter end Continued to execute on data center strategy while exploring strategic alternatives for the business • Completed construction on 43k sq ft of space mostly in Austin • Sold 15k sq ft during the quarter (sq ft in thousands) Utilized Available 90% 86% 90% 20 88% 85%

21 Data Center Capacity and Utilization by Market 21 Expect to add approx. 140k sq ft of new space during the remainder of 2012 • 45k sq ft in Dallas and 15k sq ft in Houston during Q2 2012 • 40k sq ft in San Antonio in Q3 2012 • 40k sq ft in Phoenix in Q4 2012 Market # of Facilities Capacity (Sq Ft) % Utilized Cincinnati 7 442,000 90% Houston 3 153,000 98% Dallas 4 124,000 85% Austin 1 55,000 30% Other Markets 5 32,000 64% TOTAL 20 806,000 85%

Kurt Freyberger Chief Financial Officer

23 Q1 2012 and 2011 Income Statement (Unaudited, $’s in millions except per share amounts) 23 2012 2011 $ % Revenue 362.8$ 360.8$ 2.0$ 1% Costs and expenses Cost of services and products 165.8 159.2 6.6 4% Selling, general and administrative 64.0 64.6 (0.6) (1)% Depreciation and amortization 51.1 48.4 2.7 6% Restructuring charges 0.9 - 0.9 n/m Acquisition costs - 1.1 (1.1) n/m Asset impairments - 1.1 (1.1) n/m Operating income 81.0 86.4 (5.4) (6)% Interest expense 54.4 54.5 (0.1) 0% Other expense, net 1.5 - 1.5 n/m Income before income taxes 25.1 31.9 (6.8) (21)% Income tax expense 12.5 14.0 (1.5) (11)% Net income 12.6 17.9 (5.3) (30)% Preferred stock dividends 2.6 2.6 - 0% Net income applicable to common shareowners 10.0$ 15.3$ (5.3)$ (35)% Basic and diluted earnings per common share 0.05$ 0.08$ Three Months Ended March 31, Change

24 24 Q1 2012 Free Cash Flow ($63 million) negative Free Cash Flow for first quarter of 2012 • $32 million of higher capital expenditures from increased investment in data centers • Remainder primarily due to working capital changes associated with timing of cash payments and receipts Continue to expect negative Free Cash Flow for the full year 2012 Significant items influencing 2012 FCF as compared to 2011: • Capital expenditures are expected to range between $300 million and $400 million for 2012 due to the increase in data center investments • Pension and other post-retirement payments expected to be $20 million higher than 2011 • Adjusted EBITDA guidance of $530 million in 2012 compared to $545 million in 2011

25 Available Liquidity 25 ($ in millions) Cash and cash equivalents 7$ Capacity under the Corporate credit facility 210 Capacity under the Receivables facility 80 297$ Liquidity at March 31, 2012

26 2012 Financial Guidance 26 Category 2012 Guidance Revenue $ 1.5 billion Adjusted EBITDA* Approx. $530 million * Plus or minus 2 percent